UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The New Economy Fund

Where do we go from here? The fund’s 25-year history of research can give clues to the future

[photo of a man taking photographs while standing on top of a rock formation]

Annual report for the year ended November 30, 2008

The New Economy Fund® seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2008 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–45.21%	–2.46%	–0.87%

The total annual fund operating expense ratio was 0.83% for Class A shares as of the most recent fiscal year-end. This figure does not reflect the fee waiver described below. Therefore, the actual expense ratio for the period was lower.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and 10% from April 1, 2005, through December 31, 2008. Respective fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.

Results for other share classes can be found on page 3.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks, as more fully described in the fund’s prospectus.

In this report

Special feature

6	Where do we go from here?
The fund’s 25-year history
of research can give clues
to the future

The fund’s portfolio counselors
look at past market cycles and
the lessons learned.

Contents

1	Letter to shareholders

4	The value of a long-term
perspective

12	Summary investment
portfolio

17	Financial statements

31	Board of trustees and
other officers

Fellow shareholders:

[photo of a rock formation]

The New Economy Fund ended its fiscal year amid one of the most tumultuous periods in world market history. The housing slump continued to wreak havoc on the U.S. economy, a widening credit crisis stifled growth, once rock-solid banks and financial companies failed, and stock markets around the world tumbled in reaction to faltering economies.

For the 12 months ended November 30, 2008, the fund recorded a total return of –44.7%, with all distributions reinvested. This represents the steepest fiscal-year loss in the fund’s 25-year history as markets around the world were pummeled by the ballooning financial shock. By comparison, the unmanaged Global Service and Information Index, which tracks companies in those sectors around the world and does not include expenses, recorded a –42.8% return, and the Lipper Multi-Cap Growth Funds Index — a measure of 30 growth funds representing a variety of market capitalizations — saw a –45.1% return.

Declining global markets

In the last few months of the fiscal year, global stock markets plummeted. They reacted largely based on fear and sometimes panic, with little regard for the fundamentals that separate solid, healthy companies from those that are potentially unsound. Markets in Europe and Asia followed U.S. stocks down, falling even more sharply. The New Economy Fund kept its focus on thorough company research to find strong investment opportunities in the services and information industries, yet it suffered alongside U.S. and global markets, as few stocks, regardless of merit, were spared.

Among numerous events jarring the markets during the year, the most significant included the bankruptcy of Lehman Brothers, the collapse of Bear Stearns, the takeover of Fannie Mae and Freddie Mac by U.S. regulators, Bank of America’s purchase of Merrill Lynch, Wells Fargo’s acquisition of Wachovia, the government’s rescue of insurance giant AIG, and the failure of several U.S. banks. Trouble spread from one region to the next, freezing interbank lending and crippling global credit markets.

In an effort to increase liquidity in the system, the U.S. government took aggressive action in October when it gave the Treasury authority over $700 billion to help shore up the financial industry. In addition, the Federal Reserve cut the benchmark interest rate eight times, bringing it from 4.5% in December 2007 to within a range of zero to 0.25% in December 2008. Central banks around the world took similar actions to unlock credit markets and, perhaps more importantly, to restore confidence. In October, the U.S. Federal Reserve, European Central Bank, Bank of England, Bank of Canada and several other central banks announced cuts in target interest rates as part of a dramatic effort to stop the free-fall. In early December, central banks from Europe to Asia acted in concert, announcing sweeping rate cuts in the U.K., Sweden, Indonesia and elsewhere. China announced plans for $600 billion in fiscal stimulus. Several countries enacted measures to help their banks; for example, Russia propped up its three largest banks with an infusion of $44 billion and the Irish government rescued the country’s largest banks.

[Begin Sidebar]
Results at a glance (for periods ended November 30, 2008, with all distributions reinvested)

	Total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 12/1/83)

The New Economy Fund (Class A shares)	–44.7%	–1.3%	0.2%	9.4%
Lipper Multi-Cap Growth Funds Index	–45.1	–3.5	–1.8	7.7
Global Service and Information Index*†	–42.8	–2.4	–1.9	N/A
Standard & Poor’s 500 Composite Index*	–38.1	–1.4	–0.9	9.7

*Unmanaged.
† The index is compiled by Capital Research and Management Company, the investment adviser to the fund.
[End Sidebar]

The portfolio

Although stock selection always has been a hallmark of the fund and will continue to be pivotal when the financial crisis abates, it did little to help during the fund’s fiscal year. Our investment professionals researched companies’ balance sheets and managements in an effort to make sound choices for the portfolio, but in the midst of an enormous crisis of confidence, few stock selections held up well.

The fund’s top 10 holdings all saw double-digit drops, including Irish air carrier Ryanair Holdings (–35.3%), oil field services company Schlumberger (–45.7%), Internet search giant Google (–57.7%), computer maker Apple (–49.1%) and Internet equipment maker Cisco Systems (–41.0%). In fact, of the fund’s roughly 140 equity holdings, only three finished in positive territory: Beacon Roofing Supply (+28.3%), heating and refrigeration equipment distributor Watsco (+8.5%), and biotechnology company Amgen (+0.5%).

With a position in cash and short-term equivalents of 13.8% at the end of the fiscal year, we had resources to deploy when we found solid companies with unfairly battered stock prices but the potential to thrive over the long term. We believe that there are many interesting, strong companies in the services and information industries, and we are taking advantage of promising opportunities.

A look ahead

We are disappointed by the fund’s returns for the fiscal year. We now look to the future as we prepare strategies to navigate the rough terrain ahead. The New Economy Fund’s five portfolio counselors have an average of 28 years of experience, and a few have been investing for more than 35 years. Although no one can predict the bottom in any down market, we believe experience is paramount in difficult times. For a perspective on how we invest and to hear directly from the portfolio counselors, please see the feature story on page 6, “Where do we go from here? The fund’s 25-year history of research can give clues to the future.”

The U.S. and most major countries’ economies are entrenched in recession. Consumer confidence is at a record-low level, the housing market continues to slip, manufacturers are idling factories and the unemployment rate ratchets still higher. However, there is other news as well: Government policymakers have been proactive, inflation is on the wane, the price of oil has fallen and there are early signs of improvement in the credit markets.

It takes courage to maintain a long-term focus in the face of distressing conditions, precipitous losses and general market uncertainty. We take strength from our fund family’s 77-year history and the lessons learned and shared. We thank you for your support during these difficult times.

Sincerely,

/s/ Gordon Crawford
Gordon Crawford
Vice Chairman of the Board

/s/ Timothy D. Armour
Timothy D. Armour
President

January 13, 2009

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested (percent of net assets)

[begin pie chart]
As of November 30, 2008

United States	53.6%
Europe	17.6
Asia & Pacific Basin	12.2
Other (including
Latin America)	2.8
Short-term securities &
other assets less liabilities	13.8
[end pie chart]

[begin pie chart]
As of November 30, 2007

United States	50.9%
Europe	17.4
Asia & Pacific Basin	16.5
Other (including
Latin America)	3.2
Short-term securities &
other assets less liabilities	12.0
[end pie chart]

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2008 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–45.19%	–2.41%	–5.70%
Not reflecting CDSC	–42.31	–2.05	–5.70

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–42.87	–2.09	–2.40
Not reflecting CDSC	–42.30	–2.09	–2.40

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–41.86	–1.31	–1.62

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–30.01	[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–45.19	–2.48	–0.50
Not reflecting maximum sales charge	–41.85	–1.32	0.36

Class 529-B shares[3] — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–45.24	–2.54	–0.19
Not reflecting CDSC	–42.36	–2.18	–0.19

Class 529-C shares[3] — first sold 2/21/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–42.92	–2.17	0.00
Not reflecting CDSC	–42.34	–2.17	0.00

Class 529-E shares[1,3] — first sold 3/15/02	–42.05	–1.66	–0.90

Class 529-F-1 shares[1,3] — first sold 10/11/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–41.77	–1.23	5.96

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and 10% from April 1, 2005, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Here’s how a $10,000 investment in The New Economy Fund’s Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2008, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $89,610 after deducting the maximum 5.75% sales charge and reinvesting all distributions, an average annual increase of 9.2%. The fund’s year-by-year results appear under the chart.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2008)*

Class A shares:

	1 year	5 years	10 years

	–47.86%	–2.48%	–0.43%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and 10% from April 1, 2005, through December 31, 2008. Respective fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

[begin mountain chart]
	New Economy Fund[1,3]	S&P 500 with dividends reinvested[3,4]	Lipper Multi-Cap Growth Funds Index[3,5]	Consumer Price Index (inflation)[6]

12/1/1983	$9,425	$10,000	$10,000	$10,000
11/30/1984	9,478	10,295	9,117	10,405
11/30/1985	13,135	13,276	11,474	10,771
11/30/1986	15,939	16,949	14,182	10,909
11/30/1987	15,082	16,154	13,143	11,403
11/30/1988	18,449	19,915	15,718	11,887
11/30/1989	25,252	26,047	21,465	12,441
11/30/1990	21,871	25,143	19,635	13,221
11/30/1991	26,395	30,246	25,951	13,617
11/30/1992	32,619	35,823	30,838	14,032
11/30/1993	42,601	39,433	34,947	14,407
11/30/1994	41,348	39,845	34,809	14,792
11/30/1995	50,949	54,560	47,089	15,178
11/30/1996	58,591	69,753	56,344	15,672
11/30/1997	71,268	89,635	67,444	15,958
11/30/1998	88,183	110,844	76,462	16,206
11/30/1999	124,962	134,002	107,933	16,630
11/30/2000	115,668	128,346	105,958	17,204
11/30/2001	95,236	112,670	80,512	17,530
11/30/2002	79,002	94,072	61,957	17,915
11/30/2003	95,764	108,259	76,078	18,231
11/30/2004	107,251	122,166	83,259	18,874
11/30/2005	122,035	132,473	93,933	19,526
11/30/2006	141,138	151,311	103,032	19,911
11/30/2007	161,965	162,985	116,323	20,768
11/30/2008	89,610	100,921	63,806	20,991
[end mountain chart]

Year ended
November 30	’84	’85	’86	’87	’88	’89	’90	’91	’92

Total value
Dividends
reinvested	—	$199	140	367	315	421	565	588	327

Value at
year-end[2]	$9,478	13,135	15,939	15,082	18,449	25,252	21,871	26,395	32,619

NEF
Total return	(5.2)%	38.6	21.3	(5.4)	22.3	36.9	(13.4)	20.7	23.6

Year ended
November 30	’93	’94	’95	’96	’97	’98	’99	’00	’01

Total value
Dividends
reinvested	189	307	516	578	455	421	540	585	—

Value at
year-end[2]	42,601	41,348	50,949	58,591	71,268	88,183	124,962	115,668	95,236

NEF
Total return	30.6	(2.9)	23.2	15.0	21.6	23.7	41.7	(7.4)	(17.7)

Year ended
November 30	’02	’03	’04	’05	’06	’07	’08

Total value
Dividends
reinvested	—	—	58	394	791	1,031	1,211

Value at
year-end[2]	79,002	95,764	107,251	122,035	141,138	161,965	89,610

NEF
Total return	(17.0)	21.2	12.0	13.8	15.7	14.8	(44.7)

Average annual total return for 25 years: 9.2%1

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]All results are calculated with dividends and capital gains reinvested.
[4]Standard & Poor’s 500 Composite Index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
[5]This index tracks 30 U.S. growth funds representing a variety of market capitalizations.
[6]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Where do we go from here?
The fund’s 25-year history of research
can give clues to the future

[photo of a man walking in The Wave in Coyote Buttes, Vermilion Cliffs National Monument]

When The New Economy Fund was launched 25 years ago, the stock market looked grim and the U.S. economy was emerging from a recession. The preceding 15 years had included the 1973 oil crisis; the ensuing recession and bear market; impeachment proceedings against a U.S. president; government wage and price controls; a second energy crisis, this one fed by the Iranian Revolution; and the double recessions of 1980 and 1981–1982. It was not a time of optimism. What followed was a strong market cycle, albeit populated with several bubbles and bursts, that lasted from 1982 to 2000. While the fund’s portfolio counselors do not use history as a predictor of the future, they draw some comfort in looking at past market cycles and the lessons learned.

“While this is one of the most challenging environments in my 38-year investing career, it helps to know that we have been here before and we know how to get through it,” says Gordon Crawford, a portfolio counselor and vice chairman of The New Economy Fund. “We are preparing for the future, laying the groundwork for the next upswing. We believe that when the market eventually starts to turn up, it will not lift all boats — it will be a stock-picker’s market. That’s why we continue to place so much value on thorough research, the way we have always invested.”

Gordon recently joined the fund’s other portfolio counselors, Tim Armour, Claudia Huntington, Harold La and Mark Denning, to speak about the current environment and the history of the fund, as well as their experience investing in up and down markets: Gordon has been an investment professional with American Funds for 38 years, Tim for 26 years, Mark for 27 years, Claudia for 34 years and Harold for 10 years.

[Begin Sidebar]
[photo of a seashell fossil embedded in dirt]

Lessons from the past

Just after the market crash in October 1987, then-research director George Miller asked analysts and portfolio counselors to write down their thoughts on the market and the lessons learned. He asked them to seal up the letters in envelopes and to keep them until some day in the future when it would make sense to look at them.

Recently, a few of the investment professionals decided it was time to open those letters. They found that the observations made back then are very applicable to the current market. For example, the lack of liquidity in the stock market in 1987 is similar to the liquidity problems now. Here is a synopsis of some of those lessons:

•In a period of loss of confidence, eventually all sectors, companies and stocks get hit.
•The market is often irrational — on both the upside and downside.
•Don’t be tempted to follow the crowd and lose sight of your own investment parameters.
•Be careful of companies with lots of leverage. Leverage seems fine until credit markets stop functioning effectively.
•Dividends matter. Dividends are the safest and most predictable part of total return.
•Don’t worry about missing the party. If stocks seem too expensive, wait.
•Above all: In the long run, the market tends to value stocks fairly, but in the short run, expect wide variation.
[End Sidebar]

[Begin Sidebar]
“The manner in which we manage our shareholders’ assets — with a long-term focus based on thorough research and attention to risk — should keep us well-positioned for whatever the coming years may bring.” — Claudia Huntington
[End Sidebar]

[photo of a person standing on a large rock overlooking land and a large body of water]

Putting market volatility into perspective

Tim: “Right now is a difficult time to be an investor. But I think that it is not dissimilar to the 1974 period, when not many people thought it was a good time to invest. The S&P 500 had lost more than 48% from its high in January 1973. Jim Fullerton, former chairman of The Capital Group (parent company of Capital Research and Management Company, the investment adviser to the American Funds), offered some perspective in 1974 by recalling another tough time, April 1942. At that time, the S&P 500 was down 60% from its peak in March 1937, World War II was ravaging Europe and the Pacific, and it looked like the end of Western civilization as we knew it. However, that was indeed the bottom of that market cycle.

“Fullerton’s message in 1974 was to have courage and realize that we have been there before. We can take heart now from his words then. Even though it looks very bleak at the moment, we can take solace in the fact that our organization and the world at large has experienced severe bear markets before. Well-managed mutual funds have been buffeted before and gone on to thrive and benefit their shareholders for decades — his point is something to keep in mind. In the market crash of October 1987, I learned that in a period when the market has lost confidence, all sectors and companies can suffer regardless of quality. Investing during that time taught me lessons that I am applying to today’s situation. In the long run, the market tends to value stocks fairly, but in the short run, there can be wide discrepancies.”

Gordon: “We’ve seen a number of downturns in the fund’s 25-year history — the 1987 market crash, the Japanese real estate bubble a few years later, the Gulf War in 1990, the Mexican peso devaluation in 1994, the Asian economic crisis of 1998, and the Internet bubble bursting in 2000. We’ve learned over the years that often, just when everything looks bleakest, stock prices have tended to start to go up. Of course, we won’t know when the bottom will happen this time until the market has already turned. But I have been investing since 1972, and I have seen several market cycles of boom and bust.

“When The New Economy Fund was launched in 1983, the market was also in a grim period. In hindsight, it was just at the beginning of a new market cycle, barely beginning to recover, but it was not yet apparent. I think it looks similar to where we are now. Taking a long view, it appears that, since the technology bubble burst in 2000, we’ve been through a decade-long bear market — with a decline from 2000 to 2002, followed by what seemed like a four-year recovery that in retrospect was a hollow upswing driven by excess accumulation of leverage. But looking back, it was essentially a down market for the period. We’re now experiencing a global deleveraging on a grand scale — stock prices have been decimated and valuations are way down — but you could make the argument that we’re setting up for a better period over the next 10 years.”

Claudia: “What I have learned — and I believe this is very important during all points of a cycle, but particularly when there is a protracted decline — is to remain focused on our investments, continue our dialogue with companies, stay on top of developments, and do our very best to anticipate both positive and negative events with an eye toward the long term.

[Begin Sidebar]
“Even though it looks very bleak at the moment, we can take solace in the fact that we have experienced severe bear markets before.”
—Tim Armour
[End Sidebar]

“This particular cycle feels as difficult as it felt in 1973–74, when I first started in the investment business. As in all market cycles, the reasons for a decline can be unique, but the pain can feel the same. Each market cycle has its own peculiar aspects, but the important point to note is the word ‘cycle,’ which incorporates both a recovery as well as the decline that precedes it. In this cycle, the market decline has hit all sectors, while in some of the prior periods, certain sectors were hit harder than others. The last big market cycle in the early part of this decade was very focused — both on the bubble side and the bursting side — in the so-called TMT (technology, media and telecommunications) sectors. This time the decline is much more pervasive, and that calls for an even greater focus on what we’re doing and not allowing short-term volatility to get in the way of solid research.”

Mark: “As an investor, it’s not a nice feeling to see stock prices go down, particularly when you believe passionately that the companies you’re investing in for the long term are undervalued. Volatility has been quite extraordinary of late, and the good has been thrown out with the bad. But we continue to focus on what we do best, which is analyzing companies and identifying opportunities.”

Growth in services and information

Gordon: “When we came up with the name for the fund in 1983, cell phones and personal computers were just emerging. The premise was that the world of information and services companies was growing and becoming a larger and more important part of the economy. That idea holds even truer today. The Internet at that time was not even a blip on screen; the Web was born and matured after the fund had already started. The phrase ‘new economy’ got hijacked at some point and was then discredited by the unreasonable optimism that developed in the late 1990s around the Internet. The New Economy Fund’s broad scope is much more enduring.”

Claudia: “The fund focuses on a very wide range of industries and sectors around the world, ranging from biotechnology to consulting services to emerging communications technologies and nearly everything in between. We have always worked very hard at finding great companies at reasonable prices that have a good opportunity for growth.”

Harold: “I agree. This is true around the world. The New Economy Fund is not a ‘sector fund.’ It has a broad mandate to invest in companies that offer a vast number of services — not only telecom- or computer-related but finance, leisure, transportation, tourism and merchandising. In fact, the universe for potential investments covers about 65% of the overall global market. And that 65% is in some of the fastest-growing pockets of the world’s economy.”

[Begin Sidebar]
[photo of a couple in a canoe on a lake - mountains in the background]
“As difficult as this year has been for the fund, it may have created significant opportunities for the future.” — Gordon Crawford
[End Sidebar]

Where do we go from here?

Tim: “In the fall of 1987, when the S&P 500 had fallen about 33%, George Miller, the head of research at the time, wanted to teach the newer analysts and remind the old hands that the downs are a normal part of the market cycle. He asked all of us to write down what we’d learned and to revisit the list when it seemed necessary. Well, recently, a few of us took out those envelopes and reread the lessons. Many are the same we would take away from today’s environment. (For more detail, see the sidebar ‘Lessons from the past’ on page 7).

“This story shows why the long tenure of investment professionals on The New Economy is an important issue. We’ve all made mistakes and we’ve learned from them, building our knowledge base for the future. It is a cumulative process. The markets are obviously very cyclical and once you’ve experienced some things before, it helps you the next time you see similar circumstances.”

Harold: “I have experienced several financial crises in Asia over the last decade. This one, although probably the most severe in scope and magnitude, brings with it fantastic opportunities to invest in strong companies that we think are likely to come out of this downturn in a better position. The valuations of many well-managed companies are at all-time lows. This is where the strength of our long-term investment philosophy and strong fundamental research has helped us in the past.”

Claudia: “Risks to the financial system are as extreme in this cycle as I have ever seen. That said, government policy responses have been larger and more rapid and more global than any I have ever seen as well. There are already some signs that those responses are beginning to have a positive effect. I believe we are in for a period that is quite different from the previous decade. Expectations built up in the 1990s of strong double-digit investment returns clearly have been reduced and expectations for single-digit growth may continue for some time. In a way, the current deleveraging at both the consumer level and at the macro financial system level had to happen at some point, and the global economy will be healthier in the long run for having done so.”

Mark: “While the stocks of many companies are very attractive, prospects for future growth also have been altered considerably by the new investment landscape. In this unsettled environment, fundamental analysis becomes even more paramount. Most people would rather invest in calmer times, but the volatility has created opportunities. The innovations in the global information services industries seem boundless. There no doubt will be other times such as today, when sharp market drops can alarm investors, but the companies we research and choose to invest in have the potential to withstand troubles and thrive in the long term.”

Gordon: “As difficult as this year has been for The New Economy Fund, it is important to keep in mind that it may have created significant opportunities for the future.” ■

The multiple portfolio counselor system:
How we manage your assets

In times of market distress such as today, it is reassuring to know that the fund’s investment professionals have a structure that allows for the sharing of ideas and experiences.

“It’s an old cliché of making ‘one plus one equals three,’ but we get great value out of this system,” says portfolio counselor Mark Denning, who is based in London. “It allows for individual effort and convictions, and it also encourages people to work together. Our shareholders have benefited from that duality.”

Each one of The New Economy Fund’s five portfolio counselors manages a portion of the funds’ assets as if it were an entire fund, in keeping with the objectives of the overall fund. A sixth portion of the fund is managed by investment analysts, who invest in their areas of research. “The interrelationship between analysts and portfolio counselors is critical. The two different jobs — analysts who focus on specific fields and portfolio counselors with a broader investment range — work hand in glove to leverage knowledge and experience and help each other,” says fund president and portfolio counselor Tim Armour. Many of the fund’s analysts have worked together for decades, and this trust and experience helps the fund in the long run.

This structure is at the core of how the American Funds, including The New Economy Fund, have invested shareholders’ money for 50 years. The ability to pursue ideas and act independently, all the while collaborating and sharing experiences, differentiates the multiple portfolio counselor system from a team-based management approach. Each counselor is able to act based on his or her own convictions without having to gain consensus or agreement from the group.

“Our system brings together investment professionals who each have something unique to add to the equation: different perspectives, different styles and different investment philosophies. This has helped reduce risk, share ideas and avoid the extremes,” adds Tim.

The system is structured so that counselors have the incentive to work separately yet as a whole, and it allows for the more experienced investors to teach the newer ones. The camaraderie and willingness to collaborate is at the heart of the system. “One thing that really makes the system work so well is that everyone is striving for the same objective,” Tim says. “The competitive efforts are aimed at the outside, not among ourselves.”

The New Economy Fund’s portfolio counselors

The New Economy Fund currently has five portfolio counselors, who bring together a combined 135 years of investment experience. Here are the specific years* of experience with American Funds for these primary decision-makers:

Gordon Crawford	38 years
Claudia P. Huntington	34 years
Tim Armour	26 years
Mark E. Denning	27 years
Harold La	10 years

*As of February 2009.

Our organization manages equity assets through separate divisions that make independent investment decisions.

[Begin Photo Caption]
[photo of Gordon Crawford]
Gordon Crawford
[End Photo Caption]

[Begin Photo Caption]
[photo of Claudia P. Huntington]
Claudia P. Huntington
[End Photo Caption]

[Begin Photo Caption]
[photo of Tim Armour]
Tim Armour
[End Photo Caption]

[Begin Photo Caption]
[photo of Mark E. Denning]
Mark E. Denning
[End Photo Caption]

[Begin Photo Caption]
[photo of Harold La]
Harold La
[End Photo Caption]

Summary investment portfolio, November 30, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry group diversification	Percent of net assets

Software & services	14.42%
Technology hardware & equipment	8.95
Banks	7.32
Telecommunication services	5.85
Retailing	5.51
Other industries	44.14
Short-term securities & other assets less liabilities	13.81
[end pie chart]

Country diversification	(percent of net assets)

United States	53.6%
Euro zone (*)	11.4
China	3.5
United Kingdom	3.1
Taiwan	1.6
Hong Kong	1.4
Brazil	1.2
Denmark	1.0
Israel	1.0
Other countries	8.4
Short-term securities & other assets less liabilities	13.8

(*)Countries using the euro as a common currency; those represented in the fund's portfolio are Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 85.74%	Shares	(000)	assets

Software & services - 14.42%
Google Inc., Class A (1)	434,300	$127,233	2.49%
One of the most frequently used website search engines in the world.
Microsoft Corp.	4,504,300	91,077	1.78
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Yahoo! Inc. (1)	6,295,000	72,455	1.42
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Oracle Corp. (1)	3,895,000	62,671	1.23
Major supplier of database management software. Also develops business applications and provides consulting and support.
Global Payments Inc.	1,620,000	58,595	1.15
Provider of electronic payment processing and money transfer services.
SAP AG (2)	1,690,000	58,029	1.13
A leading developer of software for business applications. Also provides information technology services.
Tencent Holdings Ltd. (2)	10,380,000	57,158	1.12
Major Internet service portal in China.
Symantec Corp. (1)	3,500,000	42,105	.82
Leading security software vendor featuring the Norton brand of consumer anti-virus software.
Paychex, Inc.	1,125,000	31,792	.62
One of the largest payroll accounting service companies in the U.S.
Other securities		135,929	2.66
		737,044	14.42

Technology hardware & equipment - 8.95%
Apple Inc. (1)	1,339,000	124,085	2.43
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Cisco Systems, Inc. (1)	7,364,200	121,804	2.38
The leading maker of equipment used in Internet networking.
Delta Electronics, Inc. (2)	25,781,520	50,239	.98
A leading manufacturer of electronic and networking products for the computer, consumer and communications industries.
EMC Corp. (1)	4,480,000	47,354	.93
A leading maker of computer memory storage and retrieval products.
Other securities		113,794	2.23
		457,276	8.95

Banks - 7.32%
Wells Fargo & Co.	2,000,000	57,780	1.13
One of the largest banks in the U.S. and a leader in online banking.
Banco Bradesco SA, preferred nominative	4,234,969	45,038	.88
One of the largest private banks in Brazil.
HSBC Holdings PLC (Hong Kong) (2)	2,400,000	25,796
HSBC Holdings PLC (United Kingdom) (2)	1,353,500	14,726	.79
One of the world's largest international banking and financial services organizations.
Bank of China Ltd., Class H (2)	118,855,000	37,605	.74
One of China's largest commercial banks.
Industrial and Commercial Bank of China Ltd., Class H (2)	62,000,000	30,497	.60
A state-owned commercial bank in China and one of the world's largest banks.
Other securities		162,531	3.18
		373,973	7.32

Telecommunication services - 5.85%
Telephone and Data Systems, Inc., Special Common Shares	931,100	28,166
Telephone and Data Systems, Inc.	781,100	25,347	1.05
Provides wireless and local telephone services in the U.S.
Philippine Long Distance Telephone Co. (2)	465,040	22,333
Philippine Long Distance Telephone Co. (ADR)	299,500	14,361	.72
The leading international and domestic telephone company in the Philippines.
Koninklijke KPN NV (2)	2,200,000	30,400	.59
The leading Dutch telecommunications company. Provides wireless telephone services in Germany.
Other securities		178,421	3.49
		299,028	5.85

Retailing - 5.51%
O'Reilly Automotive, Inc. (1)	1,820,500	47,461	.93
Major auto parts retailer specializing in aftermarket parts, tools, supplies, equipment and accessories.
Lowe's Companies, Inc.	2,133,900	44,086	.86
Among America's largest do-it-yourself home improvement retailers.
Bed Bath & Beyond Inc. (1)	1,675,000	33,986	.67
A leading retailer of domestic goods and home furnishings.
Target Corp.	900,000	30,384	.59
Operates Target, a major chain of general merchandise and food discount stores in the U.S.
Other securities		125,595	2.46
		281,512	5.51

Health care equipment & services - 5.47%
NuVasive, Inc. (1) (3)	1,953,586	67,301	1.32
Medical device company that develops products for the minimally invasive surgical treatment of spine disorders.
Inverness Medical Innovations, Inc. (1)	2,860,000	50,250	.98
Manufacturer of consumer and professional medical diagnostic products focused on cardiology, women's health and infectious diseases.
Hologic, Inc. (1)	2,275,000	31,987	.63
Manufacturer of various medical technologies relating to women's health care.
Other securities		130,033	2.54
		279,571	5.47

Pharmaceuticals, biotechnology & life sciences - 5.45%
Novo Nordisk A/S, Class B (2)	1,040,000	53,131	1.04
A global leader in drugs to treat diabetes.
Teva Pharmaceutical Industries Ltd. (ADR)	1,200,000	51,780	1.01
The leading drug company in Israel, and one of the largest generic drug companies in the U.S.
Vertex Pharmaceuticals Inc. (1)	1,500,000	36,885	.72
Biotechnology company engaged in the discovery and development of small molecule drugs to treat serious diseases.
Myriad Genetics, Inc. (1)	550,500	32,634	.64
Biopharmaceutical company focused on diagnostic and therapeutic products to prevent and treat cancer and viral diseases.
Other securities		104,195	2.04
		278,625	5.45

Media - 4.83%
Time Warner Inc.	4,640,000	41,992	.82
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Other securities		205,074	4.01
		247,066	4.83

Transportation - 4.81%
Ryanair Holdings PLC (ADR) (1)	5,866,300	154,049	3.01
An airline service provider serving routes between Ireland, the United Kingdom, Continental Europe and Morocco.
Burlington Northern Santa Fe Corp.	522,000	39,991	.78
Freight rail transportation company serving the U.S. and Canada.
Other securities		51,905	1.02
		245,945	4.81

Energy - 4.25%
Schlumberger Ltd.	2,597,400	131,792	2.58
A leading provider of services and technology to the petroleum industry.
Smith International, Inc.	1,327,392	38,813	.76
Makes drilling equipment used by oil and gas producers.
Other securities		46,309	.91
		216,914	4.25

Utilities - 2.66%
Iberdrola Renovables, SA Unipersonal (1) (2)	10,000,000	33,631	.66
Renewable energy company focused on wind power.
Tanjong PLC (2)	9,393,000	32,479	.63
This holding company's subsidiaries operate businesses involved in gaming and racing. Other activities include power generation and property development.
Other securities		69,940	1.37
		136,050	2.66

Semiconductors & semiconductor equipment - 2.62%
Intel Corp.	3,450,000	47,610	.93
Leading supplier of microprocessors and other integrated circuits for personal computers, networks and communications products.
Other securities		86,111	1.69
		133,721	2.62

Diversified financials - 2.31%
American Express Co.	1,450,000	33,799	.66
A leading travel and financial services company.
JPMorgan Chase & Co.	725,000	22,954	.45
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Other securities		61,390	1.20
		118,143	2.31

Commercial & professional services - 2.30%
Robert Half International Inc.	1,525,000	31,857	.62
One of the world's largest providers of professional staffing services.
Other securities		85,699	1.68
		117,556	2.30

Other - 4.71%
Other securities		240,955	4.71

MISCELLANEOUS - 4.28%
Other common stocks in initial period of acquisition		218,840	4.28

Total common stocks (cost: $6,350,136,000)		4,382,219	85.74

Convertible securities - 0.45%

Diversified financials - 0.36%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (2) (4)	675,000	18,215	.36
One of the leading diversified financial services companies in the world.

Other - 0.09%
Other securities		4,996	.09

Total convertible securities (cost: $47,062,000)		23,211	.45

	Principal
	amount
Short-term securities - 13.84%	(000)

Federal Home Loan Bank 2.40%-2.60% due 12/29/2008-2/20/2009	$111,000	110,837	2.17
Coca-Cola Co. 1.80%-2.30% due 12/18/2008-1/27/2009 (5)	70,000	69,896	1.37
CAFCO, LLC 3.05% due 1/7/2009 (5)	25,000	24,921
Ciesco LLC 0.90% due 12/9/2008-1/7/2009 (5)	21,200	21,195	.90
U.S. Treasury Bills 1.94%-1.9495% due 1/15-2/12/2009	45,000	44,996	.88
General Electric Capital Corp. 0.50% due 12/1/2008	20,100	20,099
Edison Asset Securitization LLC 2.58% due 12/23/2008 (5)	20,000	19,950	.78
Park Avenue Receivables Co., LLC 2.20% due 12/4/2008 (5)	38,400	38,391	.75
Chevron Corp. 1.05% due 1/21/2009	30,000	29,955	.59
NetJets Inc. 1.75% due 12/18/2008 (5)	29,600	29,574	.58
Target Corp. 1.80% due 12/10/2008	29,500	29,485	.58
Freddie Mac 2.23% due 1/27/2009	29,200	29,161	.57
Other securities		238,795	4.67

Total short-term securities (cost: $706,640,000)		707,255	13.84

Total investment securities (cost: $7,103,838,000)		5,112,685	100.03
Other assets less liabilities		(1,527)	(.03)

Net assets		$5,111,158	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holding listed below is shown in the preceding summary invetment portfolio. Further details on this holding and related transactions during the year ended November 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 11/30/08 (000)
NuVasive, Inc. (1)	1,490,186	583,400	120,000	1,953,586	-	$67,301

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,337,670,000, which represented 26.17% of the net assets of the fund.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Purchased in a transaction exempt from registration under the securities Act of 1933. This security (acquired 1/15/2008 at a cost of $33,750,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $24,808,000, which represented .49% of the net assets of the fund.

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities", was $297,210,000, which represented 5.81% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2008	(dollars in thousands)

Assets:
Investment securities at value:
Unaffiliated issuers (cost: $7,050,047)	$5,045,384
Affiliated issuer (cost: $53,791)	67,301	$5,112,685
Cash denominated in currencies other than U.S. dollars
(cost: $848)		848
Cash		149
Receivables for:
Sales of investments	19,178
Sales of fund's shares	4,422
Dividends and interest	9,288	32,888
		5,146,570
Liabilities:
Payables for:
Purchases of investments	22,120
Repurchases of fund's shares	6,545
Investment advisory services	1,621
Services provided by affiliates	4,180
Trustees' deferred compensation	882
Other	64	35,412
Net assets at November 30, 2008		$5,111,158

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,310,383
Undistributed net investment income		69,813
Accumulated net realized loss		(277,836)
Net unrealized depreciation		(1,991,202)
Net assets at November 30, 2008		$5,111,158

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (336,863 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$4,237,184	278,308	$15.22
Class B	100,083	6,901	14.50
Class C	113,465	7,885	14.39
Class F-1	188,534	12,476	15.11
Class F-2	2,410	158	15.24
Class 529-A	68,538	4,520	15.16
Class 529-B	9,665	660	14.63
Class 529-C	22,880	1,565	14.62
Class 529-E	3,716	248	15.01
Class 529-F-1	2,657	175	15.17
Class R-1	9,657	656	14.71
Class R-2	67,954	4,605	14.76
Class R-3	77,647	5,174	15.01
Class R-4	49,462	3,260	15.17
Class R-5	157,306	10,272	15.31

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class(es) A and 529-A, for which the maximum offering prices per share were $16.15 and $16.08, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $11,611)	$143,324
Interest	23,423	$166,747

Fees and expenses*:
Investment advisory services	33,127
Distribution services	22,778
Transfer agent services	10,720
Administrative services	2,507
Reports to shareholders	410
Registration statement and prospectus	323
Postage, stationery and supplies	1,061
Trustees' compensation	(129)
Auditing and legal	141
Custodian	1,117
State and local taxes	120
Other	154
Total fees and expenses before waiver	72,329
Less investment advisory service waiver	3,313
Total fees and expenses after waiver		69,016
Net investment income		97,731

Net realized loss and unrealized
depreciation on investments
and currency:
Net realized loss on:
Investments (including $2,552 net gain from affiliate)	(278,265)
Currency transactions	(6,345)	(284,610)
Net unrealized depreciation on:
Investments	(4,178,824)
Currency translations	(158)	(4,178,982)
Net realized loss and
unrealized depreciation
on investments and currency		(4,463,592)
Net decrease in net assets resulting
from operations		$(4,365,861)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30
	2008	2007
Operations:
Net investment income	$97,731	$77,637
Net realized (loss) gain on investments
and currency transactions	(284,610)	969,321
Net unrealized (depreciation) appreciation on investments
and currency translations	(4,178,982)	230,148
Net (decrease) increase in net assets resulting from operations	(4,365,861)	1,277,106

Dividends and distributions paid to
shareholders
Dividends from net investment income	(71,993)	(60,709)
Distributions from net realized gain on investments	(788,631)	-
Total dividends and distributions paid to shareholders	(860,624)	(60,709)

Net capital share transactions	303,973	135,790

Total (decrease) increase in net assets	(4,922,512)	1,352,187

Net assets:
Beginning of year	10,033,670	8,681,483
End of year (including undistributed
net investment income: $69,813 and $70,246, respectively)	$5,111,158	$10,033,670

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks. Because the fund generally invests in securities of issuers in the services and information areas, it may be more susceptible to factors adversely affecting these issuers than funds that do not focus on these areas.

The fund may invest a significant portion of its assets in issuers based outside of the United States. Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investing in securities issued by entities domiciled in the United States may also be subject to many of these risks.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2008, non-U.S. taxes paid on realized gains were $424,000. As of November 30, 2008, there were no non-U.S. taxes provided on unrealized gains.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2008, the fund reclassified $7,088,000 from undistributed net investment income to accumulated net realized loss and $19,083,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$71,430
Post-October currency loss deferrals (realized during the period November 1, 2008, through November 30, 2008)*	(785)
Capital loss carryforward expiring in 2016†:	(126,000)
Post-October capital loss deferrals (realized during the period November 1, 2008, through November 30, 2008)*	(150,691)
Gross unrealized appreciation on investment securities	236,164
Gross unrealized depreciation on investment securities	(2,228,212)
Net unrealized depreciation on investment securities	(1,992,048)
Cost of investment securities	7,104,733
*These deferrals are considered incurred in the subsequent year.
† The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2008			Year ended November 30, 2007
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$62,674	$655,990	$718,664	$55,786	$-	$55,786
Class B	314	19,110	19,424	102	-	102
Class C	512	17,933	18,445	167	-	167
Class F-1	4,219	41,040	45,259	2,158	-	2,158
Class F-2*	-	-	-	-	-	-
Class 529-A	823	8,748	9,571	573	-	573
Class 529-B	13	1,391	1,404	1	-	1
Class 529-C	58	3,026	3,084	23	-	23
Class 529-E	30	473	503	20	-	20
Class 529-F-1	33	287	320	18	-	18
Class R-1	40	1,236	1,276	25	-	25
Class R-2	174	9,238	9,412	100	-	100
Class R-3	648	9,752	10,400	349	-	349
Class R-4	592	5,844	6,436	288	-	288
Class R-5	1,863	14,563	16,426	1,099	-	1,099
Total	$71,993	$788,631	$860,624	$60,709	$-	$60,709

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. During the year ended November 30, 2008, total investment advisory services fees waived by CRMC were $3,313,000. As a result, the fee shown on the accompanying financial statements of $33,127,000, which was equivalent to an annualized rate of 0.405%, was reduced to $29,814,000, or 0.365% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of November 30, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$15,855	$10,447	Not applicable	Not applicable	Not applicable
Class B	1,772	273	Not applicable	Not applicable	Not applicable
Class C	1,812	Included in administrative services	$269	$53	Not applicable
Class F-1	1,029		617	74	Not applicable
Class F-2 *	Not applicable		1	_ †	Not applicable
Class 529-A	178		120	22	$ 99
Class 529-B	145		17	6	15
Class 529-C	332		40	12	33
Class 529-E	26		6	1	5
Class 529-F-1	-		4	1	3
Class R-1	144		16	9	Not applicable
Class R-2	746		145	382	Not applicable
Class R-3	567		160	105	Not applicable
Class R-4	172		99	9	Not applicable
Class R-5	Not applicable		180	4	Not applicable
Total	$22,778	$10,720	$1,674	$678	$155
* Class F-2 was offered beginning August 1, 2008.
† Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(129,000), shown on the accompanying financial statements, includes $439,000 in current fees (either paid in cash or deferred) and a net decrease of $568,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on December 1, 2007. FAS 157 requires the fund to classify its assets and liabilities based on valuation method using three levels. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2008 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$3,063,520
Level 2 – Other significant observable inputs	2,042,572	(*)
Level 3 – Significant unobservable inputs	6,593
Total	$5,112,685

(*) Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,300,007,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended November 30, 2008 (dollars in thousands):

Beginning value at 12/1/2007	$8,270
Net unrealized depreciation (†)	(1,677)
Ending value at 11/30/2008	$6,593
Net unrealized depreciation during the period on Level 3 investment securities held at 11/30/2008 (†)	$(1,677)

(†) Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions			Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended November 30, 2008
Class A	$689,706	30,637	$686,864	24,977		$(1,220,250)	(56,281)	$156,320	(667)
Class B	17,569	800	18,982	719		(58,213)	(2,732)	(21,662)	(1,213)
Class C	51,443	2,330	17,883	683		(54,142)	(2,632)	15,184	381
Class F-1	163,220	7,046	41,162	1,508		(261,119)	(13,280)	(56,737)	(4,726)
Class F-2(2)	4,160	221	-	-		(1,227)	(63)	2,933	158
Class 529-A	22,890	975	9,570	349		(9,740)	(451)	22,720	873
Class 529-B	2,087	92	1,404	52		(1,504)	(70)	1,987	74
Class 529-C	9,485	413	3,084	116		(4,628)	(219)	7,941	310
Class 529-E	1,335	59	502	18		(591)	(26)	1,246	51
Class 529-F-1	1,701	72	320	12		(569)	(25)	1,452	59
Class R-1	8,237	348	1,224	46		(5,360)	(240)	4,101	154
Class R-2	38,015	1,693	9,407	350		(27,802)	(1,288)	19,620	755
Class R-3	63,270	2,693	10,385	382		(46,003)	(2,033)	27,652	1,042
Class R-4	39,363	1,722	6,408	234		(25,273)	(1,139)	20,498	817
Class R-5	120,322	5,293	16,352	593		(35,956)	(1,606)	100,718	4,280
Total net increase
(decrease)	$1,232,803	54,394	$823,547	30,039		$(1,752,377)	(82,085)	$303,973	2,348

Year ended November 30, 2007
Class A	$793,077	27,880	$53,126	1,986		$(1,155,975)	(40,717)	$(309,772)	(10,851)
Class B	27,358	998	99	4		(28,709)	(1,053)	(1,252)	(51)
Class C	88,336	3,235	161	7		(31,565)	(1,159)	56,932	2,083
Class F-1	294,236	10,468	2,013	76		(78,516)	(2,771)	217,733	7,773
Class 529-A	28,738	1,019	573	21		(6,713)	(237)	22,598	803
Class 529-B	2,868	104	1		-(3)	(830)	(30)	2,039	74
Class 529-C	11,470	416	23	1		(2,562)	(93)	8,931	324
Class 529-E	1,524	54	20	1		(550)	(20)	994	35
Class 529-F-1	1,419	50	18	1		(165)	(6)	1,272	45
Class R-1	9,533	339	24	1		(4,539)	(161)	5,018	179
Class R-2	42,444	1,530	100	3		(27,509)	(988)	15,035	545
Class R-3	69,890	2,469	349	13		(35,803)	(1,261)	34,436	1,221
Class R-4	42,330	1,474	286	11		(16,084)	(557)	26,532	928
Class R-5	70,281	2,390	1,042	39		(16,029)	(554)	55,294	1,875
Total net increase
(decrease)	$1,483,504	52,426	$57,835	2,164		$(1,405,549)	(49,607)	$135,790	4,983

(1) Includes exchanges between share classes of the fund.
(2) Class F-2 was offered beginning August 1, 2008.
(3) Amount less than one thousand.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,853,867,000 and $3,825,128,000, respectively, during the year ended November 30, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)		Distributions (from capital gains)	Total dividends and distributions		Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income (loss) to average net assets (4)
Class A:
Year ended 11/30/2008	$30.09	$.29		$(12.57)	$(12.28)	$(.23)		$(2.36)	$(2.59)		$15.22	(44.67)%	$4,237	.83%	.79%	1.24%
Year ended 11/30/2007	26.41	.25		3.62	3.87	(.19)		-	(.19)		30.09	14.75	8,394	.80	.76	.87
Year ended 11/30/2006	22.98	.20		3.38	3.58	(.15)		-	(.15)		26.41	15.65	7,654	.82	.78	.83
Year ended 11/30/2005	20.27	.15		2.63	2.78	(.07)		-	(.07)		22.98	13.79	7,061	.83	.79	.73
Year ended 11/30/2004	18.11	.06		2.11	2.17	(.01)		-	(.01)		20.27	12.00	6,938	.84	.84	.32
Class B:
Year ended 11/30/2008	28.80	.10		(12.00)	(11.90)	(.04)		(2.36)	(2.40)		14.50	(45.08)	100	1.60	1.56	.47
Year ended 11/30/2007	25.30	.03		3.48	3.51	(.01)		-	(.01)		28.80	13.89	234	1.56	1.52	.11
Year ended 11/30/2006	22.05	.01		3.24	3.25	-		-	-		25.30	14.74	207	1.59	1.55	.06
Year ended 11/30/2005	19.52	(.01)		2.54	2.53	-		-	-		22.05	12.96	185	1.60	1.57	(.05)
Year ended 11/30/2004	17.57	(.08)		2.03	1.95	-		-	-		19.52	11.10	172	1.62	1.62	(.45)
Class C:
Year ended 11/30/2008	28.63	.10		(11.91)	(11.81)	(.07)		(2.36)	(2.43)		14.39	(45.09)	113	1.62	1.58	.46
Year ended 11/30/2007	25.18	.02		3.46	3.48	(.03)		-	(.03)		28.63	13.84	215	1.61	1.57	.06
Year ended 11/30/2006	21.96	-	(5)	3.23	3.23	(.01)		-	(.01)		25.18	14.70	136	1.64	1.60	.01
Year ended 11/30/2005	19.46	(.02)		2.52	2.50	-		-	-		21.96	12.85	96	1.65	1.61	(.09)
Year ended 11/30/2004	17.52	(.09)		2.03	1.94	-		-	-		19.46	11.07	76	1.66	1.65	(.47)
Class F-1:
Year ended 11/30/2008	29.91	.28		(12.48)	(12.20)	(.24)		(2.36)	(2.60)		15.11	(44.68)	188	.85	.81	1.22
Year ended 11/30/2007	26.28	.25		3.60	3.85	(.22)		-	(.22)		29.91	14.76	515	.80	.76	.88
Year ended 11/30/2006	22.88	.19		3.37	3.56	(.16)		-	(.16)		26.28	15.63	248	.83	.79	.81
Year ended 11/30/2005	20.19	.15		2.62	2.77	(.08)		-	(.08)		22.88	13.77	114	.86	.83	.70
Year ended 11/30/2004	18.07	.06		2.09	2.15	(.03)		-	(.03)		20.19	11.89	72	.89	.88	.32
Class F-2:
Period from 8/1/2008 to 11/30/2008	22.62	.07		(7.45)	(7.38)	-		-	-		15.24	(32.63)	2	.21	.19	.37
Class 529-A:
Year ended 11/30/2008	29.98	.28		(12.52)	(12.24)	(.22)		(2.36)	(2.58)		15.16	(44.68)	69	.87	.83	1.22
Year ended 11/30/2007	26.34	.23		3.61	3.84	(.20)		-	(.20)		29.98	14.66	109	.86	.82	.81
Year ended 11/30/2006	22.93	.19		3.37	3.56	(.15)		-	(.15)		26.34	15.61	75	.85	.81	.80
Year ended 11/30/2005	20.24	.14		2.63	2.77	(.08)		-	(.08)		22.93	13.74	51	.87	.84	.69
Year ended 11/30/2004	18.11	.06		2.10	2.16	(.03)		-	(.03)		20.24	11.96	35	.87	.86	.33
Class 529-B:
Year ended 11/30/2008	29.05	.08		(12.12)	(12.04)	(.02)		(2.36)	(2.38)		14.63	(45.14)	10	1.71	1.66	.38
Year ended 11/30/2007	25.54	(.01)		3.52	3.51	-	(5)	-	-	(5)	29.05	13.75	17	1.69	1.65	(.02)
Year ended 11/30/2006	22.28	(.02)		3.28	3.26	-		-	-		25.54	14.63	13	1.72	1.68	(.07)
Year ended 11/30/2005	19.76	(.04)		2.56	2.52	-		-	-		22.28	12.75	10	1.76	1.72	(.20)
Year ended 11/30/2004	17.82	(.11)		2.05	1.94	-		-	-		19.76	10.89	7	1.78	1.78	(.58)
Class 529-C:
Year ended 11/30/2008	29.04	.09		(12.10)	(12.01)	(.05)		(2.36)	(2.41)		14.62	(45.15)	23	1.70	1.66	.39
Year ended 11/30/2007	25.55	-	(5)	3.51	3.51	(.02)		-	(.02)		29.04	13.77	36	1.68	1.64	(.02)
Year ended 11/30/2006	22.30	(.01)		3.26	3.25	-		-	-		25.55	14.57	24	1.71	1.67	(.06)
Year ended 11/30/2005	19.77	(.04)		2.57	2.53	-		-	-		22.30	12.80	15	1.75	1.71	(.18)
Year ended 11/30/2004	17.83	(.11)		2.05	1.94	-		-	-		19.77	10.88	10	1.77	1.76	(.57)
Class 529-E:
Year ended 11/30/2008	29.71	.20		(12.39)	(12.19)	(.15)		(2.36)	(2.51)		15.01	(44.86)	4	1.19	1.15	.90
Year ended 11/30/2007	26.11	.14		3.58	3.72	(.12)		-	(.12)		29.71	14.32	6	1.17	1.13	.50
Year ended 11/30/2006	22.75	.11		3.34	3.45	(.09)		-	(.09)		26.11	15.22	4	1.18	1.14	.47
Year ended 11/30/2005	20.09	.07		2.61	2.68	(.02)		-	(.02)		22.75	13.37	3	1.22	1.18	.35
Year ended 11/30/2004	18.01	(.01)		2.09	2.08	-		-	-		20.09	11.55	2	1.23	1.23	(.03)

Class 529-F-1:
Year ended 11/30/2008	$30.00	$.32		$(12.52)	$(12.20)	$(.27)		$(2.36)	$(2.63)		$15.17	(44.58)%	$3	.69%	.65%	1.41%
Year ended 11/30/2007	26.34	.28		3.62	3.90	(.24)		-	(.24)		30.00	14.92	3	.67	.63	.99
Year ended 11/30/2006	22.92	.23		3.36	3.59	(.17)		-	(.17)		26.34	15.77	2	.68	.64	.97
Year ended 11/30/2005	20.20	.16		2.63	2.79	(.07)		-	(.07)		22.92	13.84	1	.81	.77	.76
Year ended 11/30/2004	18.09	.04		2.09	2.13	(.02)		-	(.02)		20.20	11.79	1	.98	.98	.23
Class R-1:
Year ended 11/30/2008	29.22	.11		(12.18)	(12.07)	(.08)		(2.36)	(2.44)		14.71	(45.08)	10	1.61	1.57	.50
Year ended 11/30/2007	25.74	.01		3.54	3.55	(.07)		-	(.07)		29.22	13.84	15	1.61	1.57	.04
Year ended 11/30/2006	22.47	-	(5)	3.30	3.30	(.03)		-	(.03)		25.74	14.72	8	1.64	1.58	.01
Year ended 11/30/2005	19.90	(.02)		2.59	2.57	-		-	-		22.47	12.91	4	1.70	1.61	(.09)
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-		-	-		19.90	11.05	2	1.76	1.65	(.44)
Class R-2:
Year ended 11/30/2008	29.30	.08		(12.22)	(12.14)	(.04)		(2.36)	(2.40)		14.76	(45.13)	68	1.72	1.68	.37
Year ended 11/30/2007	25.77	.02		3.54	3.56	(.03)		-	(.03)		29.30	13.83	113	1.67	1.56	.07
Year ended 11/30/2006	22.47	.01		3.30	3.31	(.01)		-	(.01)		25.77	14.74	85	1.81	1.58	.04
Year ended 11/30/2005	19.90	(.01)		2.58	2.57	-		-	-		22.47	12.91	61	1.91	1.58	(.05)
Year ended 11/30/2004	17.92	(.08)		2.06	1.98	-		-	-		19.90	11.05	44	2.03	1.61	(.40)
Class R-3:
Year ended 11/30/2008	29.72	.21		(12.40)	(12.19)	(.16)		(2.36)	(2.52)		15.01	(44.83)	78	1.17	1.13	.93
Year ended 11/30/2007	26.11	.14		3.59	3.73	(.12)		-	(.12)		29.72	14.34	123	1.17	1.13	.50
Year ended 11/30/2006	22.75	.10		3.34	3.44	(.08)		-	(.08)		26.11	15.18	76	1.22	1.18	.44
Year ended 11/30/2005	20.10	.07		2.61	2.68	(.03)		-	(.03)		22.75	13.35	50	1.24	1.19	.33
Year ended 11/30/2004	18.03	-	(5)	2.07	2.07	-		-	-		20.10	11.48	35	1.26	1.23	(.02)
Class R-4:
Year ended 11/30/2008	30.01	.28		(12.52)	(12.24)	(.24)		(2.36)	(2.60)		15.17	(44.67)	49	.84	.80	1.25
Year ended 11/30/2007	26.34	.24		3.62	3.86	(.19)		-	(.19)		30.01	14.74	73	.83	.79	.83
Year ended 11/30/2006	22.94	.19		3.37	3.56	(.16)		-	(.16)		26.34	15.61	40	.86	.82	.79
Year ended 11/30/2005	20.25	.15		2.63	2.78	(.09)		-	(.09)		22.94	13.76	31	.86	.82	.70
Year ended 11/30/2004	18.12	.07		2.09	2.16	(.03)		-	(.03)		20.25	11.92	17	.86	.85	.34
Class R-5:
Year ended 11/30/2008	30.24	.36		(12.63)	(12.27)	(.30)		(2.36)	(2.66)		15.31	(44.50)	157	.53	.49	1.58
Year ended 11/30/2007	26.54	.32		3.64	3.96	(.26)		-	(.26)		30.24	15.06	181	.54	.50	1.12
Year ended 11/30/2006	23.10	.27		3.38	3.65	(.21)		-	(.21)		26.54	15.94	109	.55	.51	1.10
Year ended 11/30/2005	20.37	.21		2.65	2.86	(.13)		-	(.13)		23.10	14.14	76	.55	.52	1.02
Year ended 11/30/2004	18.21	.12		2.10	2.22	(.06)		-	(.06)		20.37	12.26	51	.55	.55	.62

	Year ended November 30
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	52%	40%	41%	32%	35%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(5) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The New Economy Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The New Economy Fund (the “Fund”), as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Economy Fund as of November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
January 13, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008, through November 30, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2008	Ending account value 11/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$598.98	$3.24	.81%
Class A -- assumed 5% return	1,000.00	1,020.95	4.09	.81
Class B -- actual return	1,000.00	596.95	6.31	1.58
Class B -- assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class C -- actual return	1,000.00	596.85	6.31	1.58
Class C -- assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class F-1 -- actual return	1,000.00	599.13	3.36	.84
Class F-1 -- assumed 5% return	1,000.00	1,020.80	4.24	.84
Class F-2 -- actual return †	1,000.00	673.75	1.60	.58
Class F-2 -- assumed 5% return †	1,000.00	1,022.10	2.93	.58
Class 529-A -- actual return	1,000.00	598.97	3.36	.84
Class 529-A -- assumed 5% return	1,000.00	1,020.80	4.24	.84
Class 529-B -- actual return	1,000.00	596.66	6.67	1.67
Class 529-B -- assumed 5% return	1,000.00	1,016.65	8.42	1.67
Class 529-C -- actual return	1,000.00	596.57	6.67	1.67
Class 529-C -- assumed 5% return	1,000.00	1,016.65	8.42	1.67
Class 529-E -- actual return	1,000.00	598.08	4.59	1.15
Class 529-E -- assumed 5% return	1,000.00	1,019.25	5.81	1.15
Class 529-F-1 -- actual return	1,000.00	599.61	2.60	.65
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.75	3.29	.65
Class R-1 -- actual return	1,000.00	596.99	6.23	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class R-2 -- actual return	1,000.00	596.60	6.79	1.70
Class R-2 -- assumed 5% return	1,000.00	1,016.50	8.57	1.70
Class R-3 -- actual return	1,000.00	598.25	4.56	1.14
Class R-3 -- assumed 5% return	1,000.00	1,019.30	5.76	1.14
Class R-4 -- actual return	1,000.00	599.12	3.24	.81
Class R-4 -- assumed 5% return	1,000.00	1,020.95	4.09	.81
Class R-5 -- actual return	1,000.00	600.15	2.00	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.50	2.53	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through November 30, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information
                                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2008:

Long-term capital gains	$788,631,000
Qualified dividend income	100%
Corporate dividends received deduction	$50,565,000
U.S. government income that may be exempt from state taxation	$2,183,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver that was then in effect. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s advisory fee waiver that was then in effect, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 62	2000	Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 74		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

Mary Anne Dolan, 61	2008	Founder and President, M.A.D., Ink. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

John G. Freund, 55	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)

R. Clark Hooper, 62	2006	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Leonade D. Jones, 61	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

William H. Kling, 66	1987	President and CEO, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 52	2007	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University; President and Director, Vera Institute of Justice

Patricia K. Woolf, Ph.D., 74	1984	Private investor; corporate director; former Lecturer,
		Department of Molecular Biology, Princeton University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Joseph C. Berenato, 62	6	Ducommun Incorporated

Ambassador
Richard G. Capen, Jr., 74	15	Carnival Corporation

Mary Anne Dolan, 61	5	None

John G. Freund, 55	2	Hansen Medical, Inc.; MAP Pharmaceuticals, Inc.; Mako Surgical Corp.; XenoPort, Inc.

R. Clark Hooper, 62	18	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Leonade D. Jones, 61	7	None

William H. Kling, 66	7	Irwin Financial Corporation
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 52	2	None

Patricia K. Woolf, Ph.D., 74	7	None

H. Frederick Christie, a founding member of the board when the fund was launched in 1983, retired from the board in December 2008. The trustees thank Mr. Christie for his dedication and long service to the fund.

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Gordon Crawford, 62	1999	Senior Vice President — Capital Research
Vice Chairman of the Board		Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Timothy D. Armour, 48	1991	President and Director, Capital Research and
President		Management Company; Senior Vice President —Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by trustee	Other directorships[3] held by trustee

Gordon Crawford, 62	2	None
Vice Chairman of the Board

Timothy D. Armour, 48	1	None
President

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 32 for footnotes.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Paul F. Roye, 55	2007	Senior Vice President — Fund Business
Executive Vice President		Management Group, Capital Research and Management Company; Director, American Funds Service Company; former Director of Investment Management, United States Securities and Exchange Commission

Mark E. Denning, 51	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, Capital International Limited[5]

Claudia P. Huntington, 56	1996	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Walter R. Burkley, 42	2007	Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and Management Company

Harold H. La, 38	2006	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company[5]

David M. Riley, 41	2004	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company

Dylan J. Yolles, 39	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Chad L. Norton, 48	1991	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 42	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 44	2005	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 37	2008	Assistant Vice President — Fund Business
Assistant Treasurer		Management Group, Capital Research and Management Company

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2008, portfolio of The New Economy Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
>The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-914-0109P

Litho in USA BBC/CG/8064-S16797

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$78,000
2008	$82,000

b) Audit-Related Fees:
2007	$2,000
2008	$3,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$9,000
2008	$13,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	$973,000
2008	$916,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$2,000
2008	$8,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,275,000 for fiscal year 2007 and $1,232,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

The New Economy Fund®

Investment portfolio

November 30, 2008

Common stocks — 85.74%	Shares	Value (000)

SOFTWARE & SERVICES — 14.42%
Google Inc., Class A1	434,300	$127,233
Microsoft Corp.	4,504,300	91,077
Yahoo! Inc.[1]	6,295,000	72,455
Oracle Corp.[1]	3,895,000	62,671
Global Payments Inc.	1,620,000	58,595
SAP AG2	1,690,000	58,029
Tencent Holdings Ltd.[2]	10,380,000	57,158
Symantec Corp.[1]	3,500,000	42,105
Paychex, Inc.	1,125,000	31,792
MasterCard Inc., Class A	200,000	29,060
Wirecard AG1,2	4,271,257	24,200
Autodesk, Inc.[1]	1,200,000	19,908
Automatic Data Processing, Inc.	465,000	19,093
eBay Inc.[1]	1,300,000	17,069
United Internet AG2	1,553,000	10,077
ACI Worldwide, Inc.[1]	500,000	7,850
Moneysupermarket.com Group PLC[2]	6,985,000	5,117
Verifone Holdings, Inc.[1]	865,000	3,555
ProAct Holdings, LLC[1,2,3]	3,500,000	—
		737,044

TECHNOLOGY HARDWARE & EQUIPMENT — 8.95%
Apple Inc.[1]	1,339,000	124,085
Cisco Systems, Inc.[1]	7,364,200	121,804
Delta Electronics, Inc.[2]	25,781,520	50,239
EMC Corp.[1]	4,480,000	47,354
Logitech International SA1	2,000,000	26,100
Avid Technology, Inc.[1]	1,800,000	22,536
Nokia Corp.[2]	1,530,000	21,629
Canon, Inc.[2]	635,000	18,887
Lenovo Group Ltd.[2]	41,704,000	9,549
Murata Manufacturing Co., Ltd.[2]	265,000	9,112
Motorola, Inc.	700,000	3,017
Flextronics International Ltd.[1]	981,534	2,297
Wistron Corp.[2]	1,002,000	667
		457,276

BANKS — 7.32%
Wells Fargo & Co.	2,000,000	57,780
Banco Bradesco SA, preferred nominative	4,234,969	45,038
HSBC Holdings PLC (Hong Kong)[2]	2,400,000	25,796
HSBC Holdings PLC (United Kingdom)[2]	1,353,500	14,726
Bank of China Ltd., Class H2	118,855,000	37,605
Industrial and Commercial Bank of China Ltd., Class H2	62,000,000	30,497
M&T Bank Corp.	430,000	27,627
Pusan Bank[2]	5,160,000	21,320
Banco Santander, SA2	2,378,523	19,546
BOC Hong Kong (Holdings) Ltd.[2]	16,025,000	18,284
PT Bank Mandiri (Persero) Tbk[2]	137,000,000	17,015
ICICI Bank Ltd.[2]	2,310,000	16,602
Unibanco-União de Bancos Brasileiros SA, units (GDR)	167,000	10,703
Shinhan Financial Group Co., Ltd.[2]	434,180	9,046
Sberbank (Savings Bank of the Russian Federation) (GDR)[2]	46,200	7,875
Banco Bilbao Vizcaya Argentaria, SA2	630,000	6,553
Grupo Financiero Banorte, SAB de CV, Series O	2,529,699	4,055
UniCredit SpA[2]	1,700,000	3,905
		373,973

TELECOMMUNICATION SERVICES — 5.85%
Telephone and Data Systems, Inc., Special Common Shares	931,100	28,166
Telephone and Data Systems, Inc.	781,100	25,347
Philippine Long Distance Telephone Co.[2]	465,040	22,333
Philippine Long Distance Telephone Co. (ADR)	299,500	14,361
Koninklijke KPN NV2	2,200,000	30,400
Qwest Communications International Inc.	8,159,000	26,109
MTN Group Ltd.[2]	2,300,000	24,089
Vodafone Group PLC[2]	11,560,000	22,578
Verizon Communications Inc.	585,000	19,100
Singapore Telecommunications Ltd.[2]	11,036,000	18,542
Telenor ASA[2]	2,810,000	15,289
Total Access Communication PCL[2]	15,374,000	13,073
OJSC Mobile TeleSystems (ADR)	400,000	11,856
tw telecom inc.[1]	1,130,000	8,622
Deutsche Telekom AG2	500,000	6,954
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B2	13,615,500	6,685
Sprint Nextel Corp., Series 1	1,980,000	5,524
		299,028

RETAILING — 5.51%
O’Reilly Automotive, Inc.[1]	1,820,500	47,461
Lowe’s Companies, Inc.	2,133,900	44,086
Bed Bath & Beyond Inc.[1]	1,675,000	33,986
Target Corp.	900,000	30,384
Industria de Diseno Textil, SA2	830,000	27,862
Li & Fung Ltd.[2]	15,000,000	27,306
Best Buy Co., Inc.	1,150,000	23,817
Tractor Supply Co.[1]	600,000	23,028
Lotte Shopping Co.[2]	70,000	8,561
Abercrombie & Fitch Co., Class A	400,000	7,732
Amazon.com, Inc.[1]	110,000	4,697
Williams-Sonoma, Inc.	369,800	2,592
		281,512

HEALTH CARE EQUIPMENT & SERVICES — 5.47%
NuVasive, Inc.[1,4]	1,953,586	67,301
Inverness Medical Innovations, Inc.[1]	2,860,000	50,250
Hologic, Inc.[1]	2,275,000	31,987
Varian Medical Systems, Inc.[1]	584,100	23,574
Beckman Coulter, Inc.	515,000	22,444
Aetna Inc.	1,000,000	21,820
McKesson Corp.	600,000	20,964
Zimmer Holdings, Inc.[1]	300,000	11,196
Sirona Dental Systems, Inc.[1]	905,900	10,853
Medtronic, Inc.	212,000	6,470
St. Jude Medical, Inc.[1]	150,000	4,205
Mentor Corp.	189,000	3,052
American Medical Systems Holdings, Inc.[1]	336,600	2,962
ArthroCare Corp.[1]	190,600	2,493
		279,571

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.45%
Novo Nordisk A/S, Class B2	1,040,000	53,131
Teva Pharmaceutical Industries Ltd. (ADR)	1,200,000	51,780
Vertex Pharmaceuticals Inc.[1]	1,500,000	36,885
Myriad Genetics, Inc.[1]	550,500	32,634
Millipore Corp.[1]	504,000	25,533
Bayer AG, non-registered shares[2]	414,000	21,501
Richter Gedeon NYRT[2]	155,000	20,840
Illumina, Inc.[1]	660,000	14,526
Amgen Inc.[1]	212,600	11,808
Roche Holding AG2	55,400	7,795
Array BioPharma Inc.[1]	580,000	2,192
		278,625

MEDIA — 4.83%
Time Warner Inc.	4,640,000	41,992
British Sky Broadcasting Group PLC[2]	4,186,000	28,531
Walt Disney Co.	1,150,000	25,898
Vivendi SA2	900,000	25,493
Scripps Networks Interactive, Inc., Class A	900,000	25,011
Time Warner Cable Inc., Class A1	1,190,000	24,157
Omnicom Group Inc.	800,000	22,632
Schibsted ASA[2]	1,448,000	15,620
Daily Mail and General Trust PLC, Class A, nonvoting[2]	3,155,000	14,383
CTC Media, Inc.[1]	2,000,000	8,500
Multi Screen Media Private Ltd.[1,2,3]	79,866	6,593
News Corp., Class A	802,815	6,342
Next Media Ltd.[2]	15,662,000	1,914
		247,066

TRANSPORTATION — 4.81%
Ryanair Holdings PLC (ADR)[1]	5,866,300	154,049
Burlington Northern Santa Fe Corp.	522,000	39,991
United Parcel Service, Inc., Class B	357,000	20,563
Union Pacific Corp.	381,300	19,080
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	372,700	8,274
Hopewell Highway Infrastructure Ltd.[2]	7,418,000	3,988
		245,945

ENERGY — 4.25%
Schlumberger Ltd.	2,597,400	131,792
Smith International, Inc.	1,327,392	38,813
Baker Hughes Inc.	820,000	28,561
WorleyParsons Ltd.[2]	2,000,000	17,748
		216,914

UTILITIES — 2.66%
Iberdrola Renovables, SA Unipersonal[1,2]	10,000,000	33,631
Tanjong PLC[2]	9,393,000	32,479
GDF Suez[2]	715,890	28,792
Veolia Environnement[2]	980,000	24,430
E.ON AG2	325,700	11,475
NTPC Ltd.[2]	1,619,000	5,243
		136,050

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.62%
Intel Corp.	3,450,000	47,610
NVIDIA Corp.[1]	3,000,000	22,410
Siliconware Precision Industries Co., Ltd.[2]	23,676,166	19,720
Linear Technology Corp.	600,000	11,970
Texas Instruments Inc.	750,000	11,677
Maxim Integrated Products, Inc.	600,000	7,422
Microchip Technology Inc.	250,963	4,643
KLA-Tencor Corp.	243,000	4,571
Varian Semiconductor Equipment Associates, Inc.[1]	136,500	2,512
MEMC Electronic Materials, Inc.[1]	79,000	1,186
		133,721

DIVERSIFIED FINANCIALS — 2.31%
American Express Co.	1,450,000	33,799
JPMorgan Chase & Co.	725,000	22,954
State Street Corp.	500,000	21,055
Bank of New York Mellon Corp.	620,000	18,730
Capital One Financial Corp.	541,700	18,640
Banco ABC Brasil SA, preferred nominative	2,019,900	2,965
		118,143

COMMERCIAL & PROFESSIONAL SERVICES — 2.30%
Robert Half International Inc.	1,525,000	31,857
Iron Mountain Inc.[1]	1,000,000	21,730
Monster Worldwide, Inc.[1]	1,800,000	20,646
Downer EDI Ltd.[2]	6,700,000	18,471
Randstad Holding NV2	793,000	14,849
United Stationers Inc.[1]	314,467	10,003
		117,556

CONSUMER SERVICES — 1.28%
Carnival Corp., units	1,100,000	23,100
Las Vegas Sands Corp.[1]	3,000,000	15,510
Shangri-La Asia Ltd.[2]	10,000,000	12,939
MGM Mirage, Inc.[1]	500,000	5,990
OPAP (Greek Organization of Football Prognostics) SA2	198,710	4,925
Life Time Fitness, Inc.[1]	195,000	2,919
		65,383

CAPITAL GOODS — 1.27%
Fluor Corp.	500,000	22,770
Wolseley PLC[2]	2,900,000	13,673
Max India Ltd.[1,2]	5,500,000	10,849
Watsco, Inc.	180,000	7,081
Boart Longyear Ltd.[2]	28,902,383	5,108
Beacon Roofing Supply, Inc.[1]	300,000	3,546
PT AKR Corporindo Tbk[2]	45,000,000	1,958
		64,985

CONSUMER DURABLES & APPAREL — 0.83%
GEOX SpA[2]	4,099,147	21,821
Jumbo SA2	1,117,000	12,793
Burberry Group PLC[2]	2,515,000	8,005
		42,619

FOOD & STAPLES RETAILING — 0.56%
Costco Wholesale Corp.	560,000	28,823

INSURANCE — 0.41%
China Life Insurance Co. Ltd., Class H2	5,305,000	13,709
AXA SA2	368,954	7,058
		20,767

MATERIALS — 0.36%
Monsanto Co.	137,227	10,868
Nitto Denko Corp.[2]	448,400	7,510
		18,378

MISCELLANEOUS — 4.28%
Other common stocks in initial period of acquisition		218,840

Total common stocks (cost: $6,350,136,000)		4,382,219

	Shares or
Convertible securities — 0.45%	principal amount

DIVERSIFIED FINANCIALS — 0.36%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	675,000	18,215

TELECOMMUNICATION SERVICES — 0.08%
tw telecom inc. 2.375% convertible debentures 2026	$6,400,000	4,240

INSURANCE — 0.01%
American International Group, Inc. 8.50% convertible preferred 2011, units	92,163	756

Total convertible securities (cost: $47,062,000)		23,211

	Principal amount
Short-term securities — 13.84%	(000)

Federal Home Loan Bank 2.40%–2.60% due 12/29/2008–2/20/2009	$111,000	110,837
Coca-Cola Co. 1.80%–2.30% due 12/18/2008–1/27/2009[5]	70,000	69,896
CAFCO LLC 3.05% due 1/7/2009[5]	25,000	24,921
Ciesco LLC 0.90% due 12/9/2008[5]	21,200	21,195
U.S. Treasury Bills 1.94%–1.9495% due 1/15–2/12/2009	45,000	44,996
General Electric Capital Corp 0.50% due 12/1/2008	20,100	20,099
Edison Asset Securitization LLC 2.58% due 12/23/2008[5]	20,000	19,950
Park Avenue Receivables 2.20% due 12/4/2008[5]	38,400	38,391
Chevron Corp. 1.05% due 1/21/2009	30,000	29,955
NetJets Inc. 1.75% due 12/18/2008[5]	29,600	29,574
Target Corp. 1.80% due 12/10/2008	29,500	29,485
Freddie Mac 2.23% due 1/27/2009	29,200	29,161
Eli Lilly and Co. 1.35% due 1/14/2009[5]	28,400	28,358
Merck & Co. Inc. 1.15% due 1/21/2009	27,500	27,453
Illinois Tool Works Inc. 1.10% due 1/28/2009	25,000	24,950
Yale University 2.37% due 2/12/2009	25,000	24,880
Walt Disney Co. 1.75% due 12/17/2008	23,500	23,481
Fannie Mae 1.00% due 2/27/2009	20,000	19,964
Procter & Gamble International Funding S.C.A. 1.15% due 1/14/2009[5]	16,700	16,676
John Deere Capital Corp. 2.30%–2.45% due 1/7–1/21/2009[5]	15,700	15,667
Hewlett-Packard Co. 0.85% due 12/8/2008[5]	15,500	15,497
Johnson & Johnson 0.75% due 1/12/2009[5]	15,000	14,987
International Bank for Reconstruction and Development 1.65% due 1/6/2009	14,500	14,485
Tennessee Valley Authority 0.50% due 12/4/2008	10,300	10,299
IBM Capital Inc. 1.80% due 12/16/2008[5]	2,100	2,098

Total short-term securities (cost: $706,640,000)		707,255

Total investment securities (cost: $7,103,838,000)		5,112,685
Other assets less liabilities		(1,527)

Net assets		$5,111,158

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,337,670,000, which represented 26.17% of the net assets of the fund.

[3]	Purchased in a transaction exempt from registration under the securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	$33,750	$18,215	.36%
Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	31,574	6,593	.13
ProAct Holdings, LLC	1/4/2005	87	—	.00

Total restricted securities		$65,411	$24,808	.49%

[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $297,210,000, which represented 5.81% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-914-0109O-S15848

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The New Economy Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The New Economy Fund (the “Fund”) as of November 30, 2008, and for the year then ended and have issued our report thereon dated January 13, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of November 30, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
January 13, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 6, 2009

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: February 6, 2009